58
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              FOUNTAIN POWERBOAT INDUSTRIES, INC.

                1999 EMPLOYEE STOCK OPTION PLAN

     FOUNTAIN POWERBOAT INDUSTRIES, INC. (the "Company") hereby adopts this 1999 EMPLOYEE STOCK OPTION PLAN (the "Plan") as further described herein.

                           ARTICLE I
                   PURPOSE AND SCOPE OF PLAN

1.1  Purpose.

The purpose of the Plan is to encourage the continued service of officers and employees of the Company or any company which is a subsidiary of the Company (a "Subsidiary"), and to provide an additional incentive for such officers and employees to expand and improve the profits and prosperity of the Company and its Subsidiaries, by granting them options to purchase shares of the Company's common stock. The Plan also will assist the Company and its subsidiaries in recruiting and retaining persons to serve as officers and employees of the Company and its Subsidiaries.

1.2  Stock Subject to Plan.

Pursuant to and in accordance with the terms of the Plan, options ("Options") may be granted from time to time to purchase shares of the Company's common stock, $.01 par value per share ("Common Stock").

The aggregate number of shares of Common Stock which may be sold upon the exercise of Options granted under the Plan is 120,000 shares, which maximum number is subject to adjustment as provided in Paragraph 6.1 hereof. Shares of Common Stock sold by the Company upon the exercise of Options granted hereunder, at the sole discretion of the Company, may be issued from the Company's authorized but unissued shares, or be issued and outstanding shares purchased by the Company on the open market or in private transactions. In the event an Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, then, to the extent the Plan shall remain in effect, the shares covered by the unexercised portion of such Option shall again be available for the grant of Options under the Plan.

1.3  Effective Date.

The Plan shall become effective as of January 12, 1999 (the "Effective Date," which is the date of adoption of the Plan by the Company's Board of Directors); provided, however, that notwithstanding anything contained herein to the contrary, the Plan shall be subject to approval of the Company's shareholders by a vote of the holders of at least a majority of the shares of the Company's Common Stock present and voted at a meeting of the Company's shareholders held in accordance with Nevada law. Options may be granted pursuant to the Plan prior to receipt of such approvals, but any such Options granted shall be subject to, and may not become exercisable until, receipt of such approvals.

1.4 Termination Date. Unless sooner terminated as provided herein, the Plan shall terminate at 5:00 P.M. on January 11, 2009 (the "Termination Date"). Following the Termination Date, no further Options may be granted under the Plan, but such termination shall not effect any Option granted prior to the Termination Date.

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                           ARTICLE II
                          DEFINITIONS

2.1 Company. "Company" refers to Fountain Powerboat Industries, Inc. and to any successor to the Company which shall have assumed or become liable for the Company's obligations pursuant to any Option granted or Option Agreement entered into pursuant to the Plan.

2.2  Board.  "Board" refers to the Company's Board of Directors.

2.3  Committee.   "Committee" refers to the committee  of  and  appointed  or designated by the Board to administer the Plan as described in Article III below.

2.4 Common Stock. "Common Stock" refers to the common stock of the Company, par value $.01 per share.

2.5 Date of Grant. The "Date of Grant" of an Option refers to the effective date of action by the Committee granting such Option.

2.6 Employee. "Employee" refers to any person who is a full-time employee of the Company or of any of the Company's Subsidiaries.

2.7 Exercise Price. "Exercise Price" refers to the price per share to be paid by an Optionee for the purchase of Option Stock upon the exercise of an Option.

2.8  Expiration  Date.   "Expiration Date" refers to  the  date  set  by  the
Committee at which time any unexercised portion of an Option automatically will terminate and be of no further force or effect.

2.9 Modification, Extension or Renewal. "Modification" refers to any change in an Option which alters or modifies the original terms, conditions or benefits of the Option granted to the Optionee. "Extension" refers to the granting to the Optionee of an additional period of time within which to exercise the Option beyond the Expiration Date originally prescribed in the
Option  Agreement.   "Renewal" refers to the granting  of  an  Option  to  the
Optionee with the same rights and privileges and on the same terms and conditions as contained in an original Option after expiration or termination of the original Option.

2.10 Non-Employee Director. "Non-Employee Director" refers to a member of the Board who satisfies the definition of that term contained in Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as such rule may be amended from time to time.

2.11 Option. "Option" refers to a right granted to an Employee by the Company pursuant to the Plan to purchase shares of Common Stock at the Exercise Price set by the Committee for such Option and on the terms and conditions set forth herein and in the Option Agreement relating to such Option.

2.12 Option  Agreement.   "Option  Agreement"  refers  to  a  formal  written
agreement executed between the Company and an Optionee setting forth the terms and conditions of an Option.

2.13 Option  Stock.   "Option Stock" refers to the  shares  of  Common  Stock
covered by an Option and which may be purchased by the Optionee upon the exercise, in whole or in part, of such Option.

2.14 Optionee. "Optionee" refers to an Employee to whom an Option is granted pursuant to the Plan.

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                          ARTICLE III
                      PLAN ADMINISTRATION

3.1  General.

The Plan shall be administered by the Committee which shall be composed solely of two or more Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board, and the Board, from time to time and at its discretion, may remove members from (with or without cause) or add members to the Committee or fill any vacancies on the Committee, however created. Alternatively, the Board may, by resolution, elect that the Plan be administered by the full Board rather than a Committee. During any such time as the Board shall administer the Plan, all references herein to the "Committee" shall be deemed to refer to the Board and all actions taken by the Board in the administration of the Plan shall be taken in the form of resolutions approved by the Board.

3.2  Duties.

In  its  administration of the Plan, the Committee shall have the   authority,
power and duty:

(a) to make any and all determinations regarding persons who are eligible to receive Options under the Plan;

(b) to construe and interpret the terms and provisions of the Plan and any and all Option Agreements entered into pursuant to the Plan;

(c) to make, adopt, amend, rescind, and interpret such rules and regulations not inconsistent with the Plan or law as it from time to time deems reasonable and necessary for the interpretation and administration of the Plan;

(d) to prescribe the form or forms of the Option Agreements and other instruments evidencing or relating to any Options granted under the Plan and of any other instruments required under the Plan and to change such forms from time to time;

(e)  to determine:

          (i) the Employees to whom Options shall be granted pursuant to the Plan and the timing of such grant or grants, and to cause Options to be granted to Employees it selects;

          (ii) the number of shares of Option Stock to be covered by each Option granted;

          (iii) the Exercise Price to be paid for Option Stock upon exercise of the Option as set forth in the Option Agreement and as determined in accordance with Paragraph 4.3 hereof;

          (iv) the Expiration Date of each Option granted, and the period within which any such Option may be exercised;

          (v) any other term and/or condition of each Option (which need not be identical from Option to Option) so long as not inconsistent with the Plan; and,

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(f)  to  make all other determinations and take all other actions provided for herein or deemed by it, in its discretion, to be necessary or advisable to administer the Plan in a proper and effective manner.

3.3  Meetings and Voting.

The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it shall deem necessary or desirable. A majority of the members of the Committee shall constitute a quorum for all matters with respect to administration of the Plan, and acts of a majority of the members of the Committee present at meetings at which a quorum is present, or acts reduced to and approved in writing by all of the members of the Committee without a meeting, shall be valid acts of the Committee.

3.4  Choice of Form of Option.

The Committee shall have the discretion to cause any Option granted pursuant to the Plan to be granted with the intent that it qualify for treatment as an "Incentive Stock Option" (an "ISO") as defined in 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or with the intent that it be treated as a "Nonqualified Stock Option" (an "NSO"). ISOs and NSOs shall collectively be referred to herein as "Options" unless reference is specifically made only to one or the other, and, in the case of any such reference only to one, such reference shall be deemed to be made to the exclusion of the other.

3.5  Effect of Committee Action.

All actions, decisions and determinations of the Committee in connection with the grant of Options or the administration, interpretation or construction of, or questions or other matters concerning, the Plan or any Option granted, shall (i) be made consistent and in accordance with the terms of the Plan and, with respect to an ISO, shall be designed to cause the Plan and each such ISO to continue to comply with applicable provisions of the Code, and (ii) shall be final, conclusive and binding on all persons, including the Company, its shareholders, Optionees and any other person claiming any interest in any Option; provided, however, that any action, decision, interpretation or determination, other than those respecting the actual grant of Options, shall be subject to review by the Board of Directors either on its own initiative, at the request of the Committee or on application of any aggrieved party. In such a case, the determination of the Board of Directors on such review shall be final and binding on all affected parties.

3.6  Indemnification.

To the extent permitted by applicable law, and in addition to such other rights of indemnification that members of the Committee may have as Directors of the Company, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be made a party by reason of any action taken or omitted in good faith under or in connection with administration of the Plan or any Option granted hereunder and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that any such Committee member is liable for gross negligence or misconduct in the performance of his duties; provided, however, that within thirty (30) days after institution of any such action, suit or proceeding, such Committee member(s) shall in writing offer the Company the opportunity, at its own expense, to handle and defend same.

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


                           ARTICLE IV
                   GRANT AND TERMS OF OPTIONS

4.1  Authorization to Grant Options.

Pursuant to the Plan, from time to time prior to the Termination Date the Company may grant Options to Employees to purchase shares of Common Stock.
Options may only be granted by action of the Committee, and no person shall have any rights under the Plan or with respect to any Option except pursuant to such action of the Committee.

4.2  Number of Shares.

The number of shares of Option Stock covered by each Option shall be set by the Committee at the time such Option is granted and shall be specified in the Option Agreement evidencing such Option; provided, however, that the number of shares of Option Stock covered by Options granted from time to time to any one Employee under the Plan may not exceed 40% of the aggregate number of shares of Common Stock originally available for the grant of Options under the Plan from time to time. The number of shares of Option Stock covered by each Option shall be subject to adjustment in the manner described in Paragraph 6.1 below.

4.3  Exercise Price.

At the time an Option is granted, the Committee shall set the Exercise Price applicable to such Option. The Exercise Price shall be determined by the Committee in the manner described below and shall be specified in the Option Agreement evidencing the Option. The Exercise Price applicable to each Option shall be subject to adjustment in the manner described in Paragraph 6.1 below.

The Exercise Price for each share of Option Stock covered by an Option shall not be less than one hundred percent (100%) of the fair market value of one share of the Common Stock on the Date of Grant of such Option (the "Fair Market Value"). The Fair Market Value on any particular date shall be, (i) if the Common Stock is not then listed on the Nasdaq Stock Market, the fair market value of a share of the Common Stock as determined by the Committee in its sole discretion in such manner as it shall deem to be reasonable and appropriate, or, (ii) if the Common Stock is listed on the Nasdaq Stock Market, the closing sale price of the Common Stock as quoted by Nasdaq on such date.

4.4  Option Agreements.

Each Option granted under the Plan shall be evidenced by an Option Agreement which shall be executed and delivered by the Optionee and by or on behalf of the Company and which shall (i) specify whether such Option is intended to be an ISO or an NSO, (ii) contain such other information as is provided or permitted herein to be contained in the Option Agreement, and (iii) not contain any provisions inconsistent with the Plan. Following the execution of an Option Agreement evidencing an Option, such Option shall be effective as of the Date of Grant of such Option.

4.5  Limits on Grant of ISOs.

Notwithstanding anything contained herein to the contrary:

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(a)  in the case of an ISO granted to an Employee who owns, immediately before the ISO is granted, more than ten percent (10%) of the total combined voting power of all classes of Common Stock of the Company, the Exercise Price per share with respect to such ISO, as determined by the Committee and stated in the Option Agreement, shall not be less than one hundred ten percent (110%) of the Fair Market Value as of the Date of Grant of the ISO; and,

(b) the aggregate Fair Market Value (determined as of the Date of Grant of the Option) of the Option Stock for which an Optionee may be granted ISOs exercisable for the first time in any calendar year (including ISOs granted under all option plans of the Company or any of its Subsidiaries) shall not exceed $100,000. This $100,000 limitation shall not apply to the grant of NSOs.

                           ARTICLE V
                      EXERCISE OF OPTIONS

5.1  Waiting Period.

In connection with the grant of an Option, the Committee may, at its option, specify a "Waiting Period" in connection with the exercise of such Option. In such event, the Option may not be exercised unless and until the Optionee shall have completed a period of continuous, full time service in the employment of the Company or any of its Subsidiaries following the Date of Grant of the Option equal to the Waiting Period set by the Committee and specified in the Option Agreement evidencing that Option, but thereafter, subject to earlier termination as described herein, may be exercised as provided herein and in the Option Agreement evidencing such Option. No such Waiting Period shall not operate to extend the Expiration Date or other date of termination of an Option set forth or provided for herein or in the Option Agreement evidencing such Option.

5.2  Term; Conditions on Exercise; Expiration or Termination.

The Expiration Date of each Option shall be set by the Committee at the time the Option is granted and shall be specified in the Option Agreement evidencing the Option, but in no event shall be more than ten years following the Date of Grant of the Option. However, notwithstanding any thing contained herein to the contrary, in the case of an ISO granted to an Employee who owns, immediately before the ISO is granted, more than ten percent (10%) of the total combined voting power of all classes of Common Stock of the Company, the Expiration Date shall not be more than 5 years following the Date of Grant of the ISO.

Subject to the other terms and conditions contained in the Plan, each Option may be exercised by the Optionee at such times or intervals and on such other terms and conditions (if any) as are determined by the Committee and specified in the Option Agreement evidencing the Option.

Notwithstanding anything contained herein or in any Option Agreement to the contrary, to the extent that an Option shall not previously have been exercised in the manner required by the Plan, it shall expire and terminate at 5:00 P.M. on its Expiration Date. In addition to the termination provisions set forth above, Options granted pursuant to the Plan shall terminate or may be terminated as provided in Paragraphs 5.7 and 6.1 below. Upon the expiration or termination of all or any portion of an Option, such Option or portion thereof shall, without any further act by the Company, expire and no longer be exercisable or confer any rights to any person to purchase shares of Common Stock under the Plan.

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



5.3  Notice of Exercise.

To exercise an Option in whole or in part, the Optionee or other person then entitled to exercise the Option or portion thereof shall notify the Company by delivering written notice of such exercise (a "Notice of Exercise") to the President or the Secretary of the Company. Such written notice shall be substantially in the form attached hereto as Exhibit A and shall specify the number of shares of Option Stock to be purchased. A Notice of Exercise shall not be effective (and the Company shall have no obligation to sell any Option Stock to the Optionee pursuant to such Notice) unless it satisfies the terms and conditions set forth herein and actually is received by the Company as provided above prior to the Expiration Date or other termination of the Option to be exercised.

In the event an Option or portion thereof is being exercised by a person other than the Optionee (as provided in Paragraph 5.7(c) below), the Notice of Exercise shall be accompanied by appropriate proof of the right of such person(s) to exercise the Option.

5.4  Payment Upon Exercise.

The Exercise Price of Option Stock being purchased upon the exercise of an Option (in part or in whole) shall be paid by the Optionee in full at the time of such exercise. Such payment may be made (i) in cash, (ii) by official bank check, bank money order or other certified funds, or (iii) in the discretion of the Committee, by a combination thereof. No Option Stock shall be issued or delivered until full payment of the Exercise Price therefor has been made.

5.5  Restrictions.

At the time an Option is granted, the Committee shall have the authority, in its sole discretion, to impose restrictions of any nature on the exercise of such Option (including restrictions in the form of a schedule by which an Option becomes exercisable in increments over a period of time) and on the Option Stock acquired by the Optionee upon such exercise. Without limiting the generality of the foregoing, the Committee may impose conditions restricting absolutely the transferability of Option Stock acquired through exercise of any Option for such periods as the Committee may determine. Any such restrictions imposed by the Committee shall be specified in the Option Agreement.

5.6  Nontransferability.

Options granted hereunder shall not be assignable or transferable except by will or by the laws of descent and distribution, and, during the lifetime of the Optionee, may be exercised only by him. More particularly, but without limiting the generality of the foregoing, an Option may not be sold, assigned, transferred (except as noted herein), pledged or hypothecated in any way and shall not be subject to execution, attachment or similar process.

5.7  Termination of Employment.

(a) Voluntary and Involuntary Terminations. In the event an Optionee's employment with the Company or any Subsidiary shall terminate or be terminated prior to the Expiration Date of his or her Option for any reason other than his or her death or "Disability" (as defined below), then the status of the Optionee's Option shall be as specified below. Authorized leaves of absence and transfers of employment by an Optionee between the Company and a Subsidiary, or between two Subsidiaries, without a break in service, shall not constitute terminations of

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     employment  for  purposes  of the Plan.  The  Committee  shall  determine whether any other absence for military or government service or for any other reasons shall constitute a termination of employment for purposes of the Plan, and the Committee's determination shall be final.

               (i) If, prior to the Expiration Date of his or her Option, an Optionee voluntarily terminates his or her employment with the Company or any of its Subsidiaries other than as a result of "Retirement" (as defined below), then, to the extent it shall not previously have been exercised in the manner required by the Plan, the Option immediately shall terminate and be of no further force or effect on the effective date of such termination of employment.

               (ii) If, prior to the Expiration Date of his or her Option, an Optionee voluntarily terminates his or her employment with the Company or any of its Subsidiaries as a result of "Retirement" (as defined below), the Option shall remain in effect and, to the extent it shall not previously have been exercised, the Optionee shall have the right to exercise the Option at any time before but not later than 5:00 P.M. on the 90th day following the effective date of such Retirement (but not later than the Expiration Date of the Option) in accordance with the terms of the Plan and, to the extent not so exercised, at that time the Option shall terminate and be of no further force or effect.

               The termination of an Optionee's employment with the Company or any of its Subsidiaries which is treated as a "retirement" under the terms of any qualified retirement plan maintained by the Company from time to time, or the termination of an Optionee's employment at such earlier time or under such other circumstances as the Committee shall agree in writing to treat as "Retirement" for purposes of the Plan, shall be deemed to be a "Retirement" for purposes of the Plan.

               (iii) If, prior to the Expiration Date of his or her Option, an Optionee's employment is terminated by the Company or any of its Subsidiaries other than for "Cause" (as defined below), the Option shall remain in effect and, to the extent it shall not previously have been exercised, the Optionee shall have the right to exercise the Option at any time before but not later than 5:00 P.M. on the 90th day following the date of such termination (but not later than the Expiration Date of the Option) in accordance with the terms of the Plan and, to the extent not so exercised, at that time the Option shall terminate and be of no further force or effect.

               (iv) If, prior to the Expiration Date of his or her Option, an Optionee's employment is terminated by the Company or any of its Subsidiaries for Cause, then, to the extent it shall not previously have been exercised in the manner required by the Plan, the Option immediately shall terminate and be of no further force or effect on the earlier of the date such termination of employment is effective or the date on which the determination is made to terminate the Optionee's employment for Cause.

               For purposes of this Paragraph 5.7(a), the Company or its Subsidiary shall have "Cause" to terminate an Optionee's employment upon a determination by the Company or its Subsidiary, in good faith, that the Optionee (1) has failed in any material respect to perform or discharge his duties or responsibilities of employment in a reasonably competent manner, (2) is engaging or has engaged in willful misconduct,

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               insubordination, or other conduct, which is detrimental to  the business of the Company or its Subsidiary or which has had or likely will have a material adverse effect on the Company's or its Subsidiary's business or reputation; or (3) has violated or failed to comply with any of the Company's or its Subsidiary's
               policies  or  procedures  (including  any  employee  codes   of
               conduct) that are applicable to him or her.

               For purposes of this Plan, the determination of whether any termination of an Optionee's employee was for Cause shall be within the sole discretion of the Committee.

(b) Disability of Optionee: If, prior to the Expiration Date of his or her Option, an Optionee becomes "Disabled" (as defined below) and, as a result, his or her employment with the Company or any of its Subsidiaries is terminated, the Option shall remain in effect and, to the extent it shall not previously have been exercised, the Optionee's Option shall remain in effect and the Optionee shall have the right to exercise the Option at any time before but not later than the 90th day following the effective date of such termination (but not later than the Expiration Date of the Option) in accordance with the terms of the Plan and, to the extent not so exercised, at that time the Option shall terminate and be of no further force or effect. For purposes of this Paragraph 5.7(b), an Optionee shall be considered "Disabled" at such time as he or she is determined to be permanently disabled such as would qualify the Optionee for benefits under the Company's long term disability insurance plan which is applicable to the Optionee.

(c) Death of Optionee: If, prior to the Expiration Date of his or her Option, an Optionee shall die while employed by the Company or a Subsidiary, then, following the date of the Optionee's death, the Option shall remain in effect and, to the extent it shall not previously have been exercised, the Optionee's designated beneficiary (determined either by will or other writing delivered to the Committee in advance), or if no designated beneficiary, the personal representative of his estate, shall have the right to exercise the Option at any time before but not later than 5:00 P.M. on the Expiration Date of the Option in accordance with the terms of the Plan and, to the extent not so exercised, at that time the Option shall terminate and be of no further force or effect. Any references herein to an Optionee shall be deemed to include any person entitled to exercise an Option after the death of such Optionee under the terms of this Plan.

5.8  Modification, Extension and Renewal of Options.

Subject to the provisions of Paragraph 6.1 below, any Option may be Modified, Extended or Renewed (as those terms are defined in Article II) only upon the agreement of the Committee and the Optionee. Any such agreement shall be in the form of a written amendment to the Option Agreement evidencing the Option being Modified, Extended or Renewed and which shall set forth the terms of any such Modification, Extension or Renewal.

5.9  Other Provisions.

In addition to the items required to be in the Option Agreement evidencing an Option, such Option Agreement may contain such other terms, conditions and provisions applicable to such Option or the exercise thereof (including any and all limitations or restrictions as shall be necessary to comply with any applicable federal and state securities laws and regulations) as the Committee shall, at its sole discretion, deem

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necessary  or desirable; provided, however, that the Committee may not  impose any such terms, conditions or provisions that are inconsistent with any provisions of the Plan.

5.10 Issuance of Option Stock.

A stock certificate representing the number of shares of Option Stock purchased by the Optionee upon the proper exercise of an Option shall be issued and delivered by the Company as soon as practicable after receipt of a valid and effective Notice of Exercise and full payment of the Exercise Price relating to those shares. Such certificate shall be delivered to or on the written order of the person exercising the Option.

                           ARTICLE VI
                      GENERAL PROVISIONS

6.1  Adjustment of Options.

(a)  Changes  in Capitalization; Stock Splits and Dividends.  In the event  of
     (i)  any  dividend payable by the Company in shares of Common  Stock,  or
     (ii) any recapitalization, reclassification, split-up, consolidation or combination of, or other change in or offering of rights to the holders of, Common Stock, or (iii) an exchange of the outstanding shares of Common Stock for a different number or class of shares of stock or other securities of the Company in connection with a merger, consolidation or other reorganization of or involving the Company (provided the Company shall be the surviving or resulting corporation in any such merger or consolidation), then the Committee shall, in such a manner as it shall determine in its sole discretion, appropriately adjust the number and class or kind of shares which may be issued under the Plan and of the securities which shall be subject to outstanding Options and/or the Exercise Price applicable to any outstanding Option, all computed on a basis prior to the event described in such event. However, in no event shall any such adjustment change the aggregate Exercise Price for Option Stock to be purchased upon the exercise of any Option.

     Subject to review by the Board of Directors of the Company, any such adjustments made by the Committee shall be consistent with changes in the Company's outstanding Common Stock resulting from the above events and, when made, shall be final, conclusive and binding on all persons, including, without limitation, the Company, its shareholders and each Optionee or other person having any interest in any Option so adjusted. Any fractional shares resulting from any such adjustment shall be eliminated. However, notwithstanding anything contained herein to the contrary, no Option which is intended to be an ISO shall be adjusted in a manner that causes the Option to fail to continue to qualify as an ISO.

(b) Dissolution; Merger or Consolidation; Sale of Assets. In the event of a dissolution or liquidation of the Company, the sale of substantially all the Company's assets, or a merger or consolidation of the Company with or into any other corporation or entity (or any other such reorganization or similar transaction) in which the Company is not the surviving or resulting corporation, and if a provision is not made in such transaction for the continuance of this Plan or the assumption of Options by any successor to the Company or for the substitution for Options of new options covering shares of any successor corporation or a parent or subsidiary thereof, then, in such event, and to the extent such Options have not previously been exercised, all rights of Optionees pursuant to all outstanding Options shall terminate and be of no further effect immediately prior to the effective time of such dissolution, liquidation, sale, merger, consolidation or other reorganization (or at such other time and pursuant to such rules and regulations as the Committee shall determine and promulgate to the Optionees). However, to the extent such

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     Options shall not previously have been exercised, and notwithstanding any provisions of the Plan or any Option Agreement to the contrary, each such
     Option   shall  become  exercisable,  and  may  be  exercised,  in   full
     immediately prior to the effective time of any such event. The Committee shall give each Optionee at least ninety (90) days prior written notice of the effective time of an event which gives rise to an immediate purchase right under this Paragraph 6.1.

(c) Miscellaneous. The grant of an Option shall not affect in any way the right or power of the Company to (i) enter into or effect any adjustment, recapitalization, reclassification, reorganization or any other change in the Company's capital or business structure or its business, (ii) to merge or consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets, or (iii) to issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the rights thereof.

6.2  Rights as a Shareholder.

Neither an Optionee nor any other person shall have any rights as a stockholder with respect to any shares of Option Stock covered by an Option until such Option shall have been validly exercised in the manner described herein and in the Option Agreement relating to such Option, full payment of the Exercise Price has been made for such shares, and a stock certificate representing the Option Stock purchased upon such exercise shall have been registered on the Company's stock records in the name of and delivered to such person. Except to the extent of adjustments made pursuant to Paragraph 6.1 above, no adjustment on behalf of the Optionee shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date for determining the shareholders entitled to receive the same is prior to the date of registration and delivery of the stock certificate(s) representing the Option Stock.

6.3  No Right to Employment.

Neither the Plan nor the grant of an Option, nor any Option Agreement evidencing any such Option, is intended or shall be deemed or interpreted to constitute an employment agreement or to confer upon an Optionee any right of employment with the Company or any of its Subsidiaries, including without limitation any right to continue in the employ of the Company or any of its Subsidiaries, or to interfere with, restrict or otherwise limit in any way the right of the Company or any Subsidiary to discharge or terminate the employment of any Optionee at any time for any reason whatsoever, with or without Cause.

6.4  Legal Restrictions.

If in the opinion of legal counsel for the Company the issuance or sale of any shares of Option Stock by the Company pursuant to the exercise of an Option would not be lawful without registration under the Securities Act of 1933 (the "1933 Act") or without some other action being taken, or for any other reason, or would require the Company to obtain approval from any governmental authority or regulatory body having jurisdiction deemed by such counsel to be necessary to such issuance or sale, then the Company shall not be obligated to issue or sell any Option Stock pursuant to the exercise of any Option to any Optionee or to any other authorized person unless a registration statement that complies with the provisions of the 1933 Act in respect of such shares is in effect at the time thereof and all other required or appropriate action has been taken under and pursuant to the terms and provisions of the 1933 Act or other applicable law, or the Company receives evidence satisfactory to such counsel that the issuance and sale of such shares, in the absence of an effective registration statement or other action, would not constitute a

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violation of the 1933 Act or other applicable law, or unless any such required approval shall have been obtained. The Company is in no event obligated to register any such shares, to comply with any exemption from registration requirements or to take any other action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of Option Stock to any Optionee or other authorized person.

The Committee, as a condition of the grant of an Option and/or the exercise thereof, may require that the Optionee execute one or more undertakings in such form as the Committee shall prescribe to the effect that such shares are being acquired for investment purposes only and not with a view to the distribution or resale thereof.

6.5  No Obligation to Purchase Shares.

The granting of an Option pursuant to the Plan shall impose no obligation on the Optionee to purchase any shares covered by such Option.

6.6  Payment of Taxes.

Each Optionee shall be responsible for all federal, state, local or other taxes of any nature as shall be imposed pursuant to any law or governmental regulation or ruling on any Option or the exercise thereof or on any income which an Optionee is deemed to recognize in connection with an Option. If the Committee shall determine to its reasonable satisfaction that the Company or any of its Subsidiaries is required to pay or withhold the whole or any part of any estate, inheritance, income, or other tax with respect to or in connection with any Option or the exercise thereof, then the Company or such Subsidiary shall have the full power and authority to withhold and pay such tax out of any shares of Common Stock being purchased by the Optionee or from the Optionee's salary or any other funds otherwise payable to the Optionee, or, prior to and as a condition of exercising such Option, the Company may require that the Optionee pay to it in cash the amount of any such tax which the Company, in good faith, deems itself required to withhold.

6.7  Choice of Law.

The validity, interpretation and administration of the Plan, any Option Agreement, and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Nevada. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Nevada, without regard to the place where the act or omission complained of took place, the residence of any party to such action, or the place where the action may be brought or maintained.

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

6.8  Modification of Plan.

The Board, upon recommendation of the Committee, may, from time to time, amend, modify, suspend, terminate or discontinue the Plan at any time without notice, provided, however, that no such action by the Board shall adversely affect any Optionee's rights under any then outstanding Options without such Optionee's prior written consent; and, provided further that, except as shall be required to comport with changes in the Code, any modification or amendment of the Plan that (i) increases the aggregate number of shares of Common Stock which may be issued upon the exercise of Options (other than as provided in Paragraph 6.1 above), (ii) changes the formula by which the Exercise Price is determined, (iii) changes the provisions of the Plan with respect to the determination of Employees to whom Options may be granted or, (iv) otherwise materially increases the benefits accruing to Optionees under the Plan, shall be subject to the approval of the Company's shareholders. In the event the Board shall terminate or discontinue the Plan, such action shall not operate to deprive any Optionee of any rights theretofore acquired by him or her under the Plan, and any Options outstanding as of the date of any such termination shall remain in full force and effect according to their terms as though the Plan had not been terminated.

6.9  Application of Funds.

The proceeds received by the Company from the sale of Common Stock pursuant to Options granted under the Plan will be used for general corporate purposes.

6.10 Notices.

Except as otherwise provided herein, any notice which the Company or an Optionee may be required or permitted to give to the other under this Plan shall be in writing and shall be deemed duly given when delivered personally or deposited in the United States mail, first class postage prepaid, and properly addressed. Notice, if to the Company, shall be sent to its President at the address of the Company's then current corporate office. Any notice sent by mail by the Company to an Optionee shall be sent to the most current address of the Optionee as reflected on the records of the Company or its Subsidiaries as of the time said notice is required. In the case of a deceased Optionee, any notice shall be given to the Optionee's personal representative if such representative has delivered to the Company evidence satisfactory to the Company of such representative's status as such and has informed the Company of the address of such representative by notice pursuant to this Paragraph 6.10.

6.11 Conformity With Applicable Laws and Regulations.

With respect to persons who are subject to Section 16 of the 1934 Act, the Plan and each Option granted and transaction under it are intended to, and shall be interpreted so as to, be consistent with the requirements, and satisfy applicable conditions, of Rule 16b-3 of the Securities and Exchange Commission (as such Rule may be modified, amended or superseded from time to time). To the extent any provision of the Plan or any Option Agreement, or any action by the Committee or the Board, shall fail to so comply, then, to the extent permitted by law and deemed advisable by the Committee, such provision or action shall be deemed null and void.

6.12 Successors and Assigns.

Subject to Paragraph 5.6 above, this Plan shall bind and inure to the benefit of the Company, any Optionee, and their respective successors, assigns, personal or legal representatives and heirs.

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6.13 Severability.

It is intended that each provision of this Plan shall be viewed as separate and divisible, and in the event that any provision hereof shall be held to be invalid or unenforceable, the remaining provisions shall continue to be in full force and effect.

6.14 Titles.

Titles of Articles and Paragraphs are provided herein for convenience only, do not modify or affect the meaning of any provision herein, and shall not serve as a basis for interpretation or construction of this Plan.

6.15 Gender and Number.

As used herein, the masculine gender shall include the feminine and neuter, the singular number the plural, and vice versa, whenever such meanings are appropriate.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed in its corporate name by its President, attested by its Secretary and its corporate seal to be hereto affixed, all by authority duly given by the Board.

     As of this the 12th day of January, 1999.

                                   FOUNTAIN POWERBOAT INDUSTRIES, INC.


                                   By:
                                            President

ATTEST:



     Secretary







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